EXHIBIT A

                         TRANSPONDER PURCHASE AGREEMENT

                                  FOR GALAXY X

                                     BETWEEN

                       HUGHES COMMUNICATIONS GALAXY, INC.

                                       AND

                            GCI COMMUNICATION CORP. (1)









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1 In this document "********" are used in place of redacted information.
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
                                                         TABLE OF CONTENTS
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                                                                                                              Page
1.The Satellite                                                                                                1

         1.01 Satellite                                                                                        1
         1.02 Orbital Position                                                                                 1
         1.03 C-Band Transponders                                                                              1
         1.04 Ku-Band Transponders                                                                             2
         1.05 Specifications and Components                                                                    2
         1.06 Rights To Reserves or Spares                                                                     2

2.Purchase and Sale of Transponders; Option to Purchase                                                        2

         2.01 Purchase                                                                                         2
         2.02 Lease with Option to Purchase                                                                    2

3.Purchase Price and Payment Schedule                                                                          4

         3.01 Purchase Price Components Description                                                            4
         3.02 Purchase Price Component Amount                                                                  4
         3.03 Place of Payment                                                                                 7

4.Delivery and Related Matters                                                                                 7

         4.01 Delivery                                                                                         7
         4.02 Ownership, Title and Assumption of Risk                                                          8
         4.03 Acceptance                                                                                       8

5. Representations and Warranties                                                                              8

         5.01 Authority, No Breach                                                                             8
         5.02 Corporate Action                                                                                 8
         5.03 Consents                                                                                         8
         5.04 Litigation                                                                                       9
         5.05 No Broker                                                                                        9

6. Additional Representations, Warranties and Obligations
      of HCG                                                                                                   9

         6.01 Authorization Description                                                                        9
         6.02 Transponder Performance Specifications                                                           9
         6.03 Title                                                                                           10
         6.04 Government Regulations                                                                          10
         6.05 Not a Common Carrier                                                                            10
         6.06 TT&C                                                                                            10

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7. Additional Representations, Warranties and Obligations
     of Buyer                                                                                                 10

         7.01 [Reserved]                                                                                      10
         7.02 Non-Interference                                                                                10
         7.03 Laws                                                                                            11
         7.04 Additional Usage Representations and Obligations                                                11

8. Preemptive Rights and Inspection of Facilities                                                             11

9. Transponder Spares, Reserve Transponders and Retained
      Primary Transponders                                                                                    12

         9.01 Use of Transponder Spares                                                                       12
         9.02 Use of Reserve Transponders                                                                     12
         9.03 Simultaneous ******** -- Priority with Respect
                  to the Use of Transponder Spares                                                            13
         9.04 Simultaneous ******** -- Priority with Respect
                  to the Use of Reserve Transponders                                                          13
         9.05 HCG's Ownership of Primary Transponders                                                         13
         9.06 Notice of Intent to Substitute a Reserve
                  Transponder                                                                                 14

10. Termination Rights                                                                                        14

         10.01 Termination by Buyer                                                                           14
         10.02 Termination by H CG                                                                            14
         10.03 H HCG's Right to Sell if Non-Payment                                                           14
         10.04 Prompt Repayment                                                                               15
         10.05 Termination by Buyer or HCG                                                                    15
         10.06 Right to Deny Access                                                                           15
         10.07 Return of Transponders                                                                         18
         10.08 Cancellation of Buyer's Ku-Band Transponder                                                    18
         10.09 Buyer's Special Option to Terminate                                                            18

11. Force Majeure                                                                                             18

         11.01 Failure to Deliver                                                                             18
         11.02 Failure of Performance                                                                         19

12.Limitation of Liability/********                                                                           19

         12.01 Liability of H CG                                                                              19
         12.02 Confirmed ********                                                                             19
         12.03 Repayment for ******** Transponder or ********
                    Transponder                                                                               20
         12.04 Limitation of Liability                                                                        20
         12.05 Obligations of Buyer to Cooperate                                                              21

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13. Limitations on Transfer by Buyer                                                                          21

         13.01 Transfers by Buyer                                                                             21
         13.02 Transfers by HCG                                                                               22
         13.03 Affiliate                                                                                      22
         13.04 Assignment                                                                                     22

14.[Reserved]                                                                                                 22

15. Progress Reports, Inspections and Access to Work
       in Progress                                                                                            22

         15.01 Progress Reports                                                                               22
         15.02 Inspection Rights of Buyer                                                                     23
         15.03 Access to Work in Progress and Selection of
                    Transponders                                                                              23
         15.04 After Delivery Reports                                                                         23

16. Confidentiality and Press Releases                                                                        23

         16.01 Confidential Information                                                                       23
         16.02 Press Releases                                                                                 24

17. Disposition of Satellite                                                                                  24

         17.01 ********                                                                                       24
         17.02 Disposition of Satellite                                                                       24

18. Documents                                                                                                 25

19. Conflicts                                                                                                 25

20. Miscellaneous                                                                                             25

         20.01 Interest                                                                                       25
         20.02 Applicable Law and Entire Agreement                                                            25
         20.03 Notices                                                                                        25
         20.04 Severability                                                                                   27
         20.05 Taxes                                                                                          27
         20.06 Successors                                                                                     27
         20.07 Rules of Construction                                                                          27
         20.08 Survival of Representations and Warranties                                                     27
         20.09 No Third-Party Beneficiary                                                                     27
         20.10 Non-Waiver of Breach                                                                           28
         20.11 Counterparts                                                                                   28

21. Option for ********                                                                                       28

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EXHIBITS:

A        Galaxy Satellite Description

B        Galaxy X Transponder Performance Specifications

ADDENDUM



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                     GALAXY X TRANSPONDER PURCHASE AGREEMENT

                THIS AGREEMENT (the "Agreement") is made and entered into as of this 24th day of August, 1995 (the "Execution Date"), by and between Hughes Communications Galaxy, Inc. (HCG"), a corporation organized and existing under the laws of the state of California, and GCI Communications Corp. ("Buyer"), a corporation organized and existing under the laws of the state of Alaska.

                                    RECITALS

                WHEREAS, HCG intends to construct, launch, and operate a satellite to be designated as Galaxy X, containing C-Band capacity an Ku-Band capacity and desires to sell transponders on such a satellite; and

                WHEREAS, Buyer desires to purchase and HCG desires to sell certain transponders on Galaxy X, subject to the approval of the Federal Communications Commission.

                                    AGREEMENT

                NOW, THEREFORE, in consideration of the mutual promises set forth below, HCG and Buyer hereby mutually agree as follows:

1.  The Satellite

                1.01   Satellite.   Subject  to  the  approval  of  the  Federal
Communications Commission (FCC), HCG plans to construct and launch a satellite, referred to hereinafter as "Galaxy X" (the "Satellite" or "G-X"). Galaxy X shall be a hybrid satellite (i.e., it contains both C-Band capacity (C-Band Transponders") and Ku-Band capacity ("Ku-Band Transponders"). Collectively, the C-Band Transponders are referred to hereinafter as the "Transponders".

                1.02 Orbital Position. Based on FCC approval, the orbital position of Galaxy X shall be 123(degree) West Longitude. HCG currently plans to launch Galaxy X in the fourth quarter of 1997, subject to the approval of the FCC.

                1.03 C-Band Transponders. Galaxy X shall have twenty-four (24) C-Band Transponders. Twenty-two (22) of the C-Band Transponders on Galaxy X shall be designated "Primary". The remaining two (2) C-Band transponders on Galaxy X shall be designated as "Reserve". "Primary Transponders" shall mean Transponders which are not preemptible and as to which the "Owners" of the Transponders, if a "Confirmed ********" (as hereafter defined) occurs, shall have the right to preempt a Reserve Transponder in accordance with section 9.02. "Reserve Transponders" shall mean Transponders which shall be preemtable, in accordance with Section 9.02 by


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Owners of Primary  Transponders  located on the  Satellite  that have suffered a
Confirmed ********. Galaxy X also shall have six (6) C-Band "Transponder Spares," as defined in Section 9.01. As used in this Agreement, "Owner" shall include the actual owner of a Transponder, including HCG if there remain any unsold Transponders, or any permitted assignee of such owner's Transponder, or any lessee or licensee of HCG. The term "purchase" shall include the execution of an agreement with HCG for a long term lease.

                1.04 Ku-Band Transponders. Galaxy X shall have twenty-four (24) Ku-Band Transponders. All twenty-four Ku-Band Transponders are currently planned to be designated as "Primary" (collectively, the "Primary Ku-Band
Transponders"). HCG may, at HCG's sole option, designate certain Ku-Band Transponders as "Reserve". Galaxy X shall have six (6) Ku-Band Transponder Spares.

                1.05 Specifications and Components. Exhibit A sets forth the design summary of the Satellite. Exhibit B sets forth the "Transponder Performance Specifications", defined as certain technical specifications for the Transponders on Galaxy X, including values for each Transponder for polarization isolation, interference between Transponders, frequency response, group delay, amplitude non-linearity, spurious outputs, phase shift, cross talk, stability, transmit EIRP, uplink saturation flux density, and G/T. HCG shall make copies of the antenna range gain contour test data available to Buyer.

                1.06 Rights to Reserves or Spares. Ownership or the lease of C-Band Transponders shall not give an Owner the right to preempt or use any Primary Ku Band Transponders or Ku-Band Transponder Spares on Galaxy X. Ownership or the lease of Ku-Band Transponders shall not give an Owner the right to preempt or use any Primary or Reserve C-Band Transponders or C-Band Transponder Spares on Galaxy X.

2.  Purchase and Sale of Transponders; Option to Purchase

               2.01 Purchase. HCG shall sell, and Buyer shall purchase ******** Primary C Band Transponders on Galaxy X ("Buyer's G-X Transponders" or "Buyer's Transponders"), all of which are on a "Delivered" basis (as such term is defined in Sections 4.01).

               2.02 Lease with Option to Purchase. Subject to Section 10.08, below, HCG shall lease to Buyer ******** Ku-Band Transponder on Galaxy X
("Buyer's Ku-Band Transponder" and sometimes collectively, "Buyer's Transponders") for a Lease Term of ********, commencing upon Delivery (Section 4.01) to Buyer, at the ******** Lease Rate of ********. Buyer shall comply with all standard lease terms and conditions covering leases of Ku-Band Capacity on Galaxy X.

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           (a) Buyer shall have an Option to Purchase  ("Purchase  Option")  the
     ******** Ku-Band Transponder that is the subject of the Lease referenced in this Section 2.02 excercisable in the manner and on the terms and conditions as follows:

              (i) Buyer may exercise its Purchase Option within ******** after the Notice as defined in Section 3.02(a)(i)(1), below, by delivering written notice of its intent to exercise the Purchase Option and payment to HCG of the Downpayment required by Section 3 below on or before the Execution Date, the Base Price to Buyer shall be ********, both as defined in Section 3.02(a), for Buyer's Ku-Band Transponder; or

              (ii) Buyer may exercise its Purchase Option on or before the date on which a satellite designated as Galaxy IX ("Galaxy IX") commences service at the 123(degree) West Longitude orbital location ("G-IX Delivery Date, by delivering written notice of its intent to exercise the Purchase Option and payment to HCG of the downpayment required by
         Section 3 below on or before the G-IX Delivery Date, and thereafter making such payments as required for Buyer's Transponders generally in this Agreement. If Buyer exercises its Purchase Option on or before the G-IX Delivery date, the Base Price to Buyer shall be ********, both as defined in Section 3.02(a), for Buyer's Ku-Band Transponder; or

              (iii) Buyer may exercise is Purchase option on or before ******** the Delivery of Galaxy X ("G-X Delivery date") by delivering written notice of its intent to exercise the Purchase Option and payment to HCG of the Downpayment required by Section 3 below ******** after the G-X Delivery Date, and thereafter making such payments as required for Buyer's transponders generally in this Agreement. If buyer exercises its Purchase Option on or before the G-X Delivery Date, the Base Price to Buyer shall be ********, both as defined in Section 3.02(a), for Buyer's Ku-Band Transponder.

     If Buyer exercises any of the above choices with respect to Purchase Option of the Buyer's Ku-Band Transponder, Buyer's Ku-Band Transponder shall thereafter be subject to all the terms and conditions as the Buyer's Transponders which are the subject of Purchase in Section 2.01 above.

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3. Purchase Price and Payment Schedule

                3.01 Purchase Price Component Amount. The purchase price for each of Buyer's Transponders shall consist of a "******** Price" and a ******** and, an ******** (collectively, the "Purchase Price Components"). The payment for each of these Purchase Price Components by Buyer is mandatory. The services to be provided by HCG in return for Buyer's payment of the Purchase Price Components are described in other sections of this Agreement. All prices set forth are on a per Transponder basis.

                3.02  Purchase  Price  Component  Amount.   The  Purchase  Price
Components, payment terms, certain refunds and an Option covering each of Buyer's Transponders shall be as follows:

          (a) The ******** Price shall be defined and payable in accordance with the following:

               (i) Buyer understands and agrees that at the Execution Date, ********, may have an expected useful life of ********. The Purchase contemplated by this Agreement is based upon a purchase period of ********. To accommodate Buyer's desire for flexibility and some assurance of the ******** Price per Transponder, HCG hereby grants Buyer an Option to purchase all, but not less than all, of its Buyer's G-X Transponders for a period of either ********, upon the following conditions:


                  (1) Within ******** of the date of HCG's notice to Buyer identifying the design configuration of the satellite (the "Notice"), Buyer shall respond in writing and affirmatively accept or reject HCG's offer of Transponders for a ******** Purchase. In the event that Buyer fails to respond to any such Notice, it will be deemed agreed between the parties to this Agreement that the Buyer's Purchase of the Transponders shall be for a ******** Purchase.

                  (2) If Buyer  exercises  its  Option  for  Transponders  for a
              ******** Purchase, all references to Transponders, Buyer's Transponders, Reserves or Spares in this Agreement shall be deemed to apply to Transponders having a ******** purchase period, and likewise the terms of the entire Agreement shall apply thereto.

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                  (3) The  "********  Price"  for each of  Buyer's  Transponders shall be as follows:

              (i) for ******** Purchase: a range between ******** for all Transponders Delivered within ******** of Satellite operation, and ******** for any of Buyer's Transponders Delivered in the ********, all of Buyer's Transponders being Delivered within ******** of the commencement of operations of the Satellite.


              (ii) for ******** Purchase: a range between ******** for all Transponders Delivered within ******** of Satellite operation, and ******** for any of Buyer's Transponders Delivered in the ********, all of Buyer's Transponders being Delivered within ******** of the commencement of operations of the Satellite.

              (iii) the ******** Price for either ******** Purchase or ******** Purchase Transponders shall be paid as follows; ******** (the "Downpayment") on the Execution Date, such amount to cover ******** of the Purchase Price of all of the Buyer's transponders; and the remaining ******** as of the date of each Buyer's Transponder Delivery (as defined in Section 4.01). Any change hereafter in the scheduled launch date shall not affect this payment schedule.

                      (A) At Buyer's election, and subject to the full satisfaction of HCG, Buyer may, on the Execution Date, pay all, but not less than all, of the Downpayment in the form of an irrevocable letter of credit, in form and substance and drawn on a bank or other financial institution acceptable to HCG in its sole discretion (the "LC"). If Buyer elects to pay the Downpayment in the form of LC, then Buyer shall pay to HCG ******** in immediately available funds on the Execution Date. Such ******** shall be returned to Buyer, if and when HCG receives the LC to HCG's satisfaction. If buyer

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                  is given  Notice  and  exercises  its  Option  for a  ********
                  Purchase for Transponders, the amount of the LC shall be increased accordingly.

                      (B) At the  time  Buyer  makes  the  election  to pay  the
                  Downpayment in the form of LC, Buyer must also make an election as to the date upon which it wishes to have the LC drawn down ("Draw Down Date"), but in any event not later than the Delivery of Galaxy X, and Buyer shall present LC reflecting an appropriate increase if interest is to be paid on the Downpayment:

                           (i) if Buyer elects a Draw Down Date on or concurrent
                      with Delivery of Galaxy IX, HCG will accept the Downpayment without accrued interest as payment of the full amount of the Downpayment;

                           (ii) if Buyer elects a Draw Down Date on or concurrent with the delivery of Galaxy X, Buyer shall pay HCG an additional amount as interest on the full amount of the Downpayment, at the rate of ********, computed from the Execution Date to the G-X Delivery Date (as estimated by HCG at the Execution Date).

                  To the extent that the amount available under the LC is insufficient on the Draw Down Date, the Buyer agrees to immediately pay the difference to HCG without the necessity of notice or demand by HCG to Buyer. In any event the LC shall remain irrevocable and non-cancelable by Buyer unless and until Buyer has paid the Downpayment for Buyer's Transponders in full.

          (b) The ******** for each of Buyer's Transponders shall be a per month fee of ********, payable in advance on the day of Delivery and on the first day of each month thereafter. Payments for a partial month shall be prorated. If one of Buyer's Transponders becomes a ******** Transponder (as defined in Section 12.01) or ******** Transponder (as defined in Section
    21), then the ******** shall cease as to such ******** Transponder or ******** Transponder. ********

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    ********  for a ********  Purchase  or  ********  for a  ********  Purchase,
    respectively. ******** was made for such ******** Transponder or ******** Transponder, then the ******** (as defined in Section 6.02) for such ******** Transponder or ******** Transponder ********.

          (c) The ******** for each of Buyer's Transponders shall be a lump sum payment to HCG of ******** of the ******** Price, payable to HCG concurrently with Delivery with respect to each of Buyer's Transponders. If one of Buyer's Transponders becomes a ******** Transponder ********
    Transponder, then the payment shall be ******** Transponder ******** Transponder in accordance with Section 12.03.


                3.03 Place of Payment. All payments by Buyer shall be made to HCG at its principal place of business, as designated in Section 20.03, and shall be deemed to be made only upon actual receipt by HCG. All refunds by HCG shall be made to Buyer at its principal place of business as designated in
Section 20.03, and shall be deemed to be made only upon actual receipt by Buyer.

4. Delivery and Related Matters

                4.01 Delivery. "Galaxy X Delivery" shall occur upon, and "Delivery", "Delivered" and "Deliver", as to Galaxy X shall mean the placing of the Satellite, containing all of Buyer's Transponders, in its assigned orbital position with ******** meeting the relevant performance specifications (all of which requirements may be met through the use of Reserve Transponders or Transponder Spares). "Buyer's Transponder(s) Delivery" shall occur upon, and "Delivery", "Delivered", and "Deliver" as to each Buyer's Transponder shall mean
(i) the occurrence of Galaxy X Delivery, (ii) Buyer's acceptance of its Transponders as provided for in Section 4.03 and (iii) full payment by Buyer as provided in Section 4.02. With respect to ******** the C-Band Buyer's Transponders (which shall be hereinafter referred to as the "Delayed ********"), Buyer may ******** of such Transponders as set forth below. Buyer may, at Buyer's sole option, ******** Delivery of ******** Delayed ******** (the "First Delayed ********") to a date occurring after Galaxy X Delivery but no later than ******** by delivery of written notice to HCG ******** prior to the initial scheduled launch date, as determined by HCG in HCG;s sole discretion. With respect to ******** Delayed ********, (the "Second Delayed ********"), Buyer may, at Buyer's sole option, ******** Delivery of the Second Delayed ******** to a date occurring after Galaxy X Delivery but no later than ******** by delivery of written notice to HCG on or before the earlier of (i) ******** or (ii)
********

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
********. Such notice of election to ******** the Delivery with respect to such Delayed Transponders shall be irrevocable.

                4.02 Ownership Title and Assumption of Risk. Ownership and title to Buyer's Transponders shall pass to Buyer at the time of Delivery to Buyer. A condition to HCG's obligation to deliver title to Buyer, and of Buyer's obtaining ownership, shall be the payment by Buyer of all amounts due to HCG on or prior to Delivery for such Transponder or Transponders. Any loss of or damage to Buyer's Transponders prior to Delivery shall be at the risk of HCG. Any loss of or damage to Buyer's Transponders after Delivery to Buyer will be at the risk of Buyer; provided however, that the foregoing shall not impair Buyer's other rights under Sections 4, 9 and 12 of this Agreement.

                4.03 Acceptance. HCG shall test each of the Buyer's Transponders with an acceptance test plan to be prepared by HCG in advance of the launch of the Satellite and delivered to Buyer. This Agreement contemplates that ******** of Buyer's Transponders shall be designated to meet ******** specifications and ******** shall meet the "********" specifications as defined by the specifications sheet attached hereto as Exhibit "B", entitled "Transponder Performance Specifications". Acceptance of Buyer's Transponders by Buyer shall be deemed to have occurred upon completion of the following: (a) Buyer's Transponders have passed all tests set forth in the aforementioned acceptance test plan and meet the Transponder Performance Specifications; and (b) HCG has notified Buyer in writing that it has successfully completed testing Buyer's Transponders and that Buyer's Transponders are available for service.

  5. Representations and Warranties

       HCG and Buyer each represent and warrant to the other that:

                5.01 Authority. No Breach. It has the right, power and authority to enter into, and perform its obligations under, this Agreement. The execution, delivery and performance of this Agreement shall not result in the breach or nonperformance of any agreements it has with third parties.

                5.02 Corporate Action. It has taken all requisite corporate action to approve execution, delivery and performance of this Agreement, and this Agreement constitutes a legal, valid and binding obligation upon itself in accordance with its terms.

                5.03 Consents. The fulfillment of its obligations hereunder will not constitute a material violation of any existing applicable law, rule, regulation or order of any governmental authority. All material necessary or appropriate public or private consents, permissions, agreements, licenses, or authorizations to which it or any Transponder or the Satellite may be subject have been or shall be obtained in a timely manner; provided, however, that it shall be HCG's sole responsibility to

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
obtain any regulatory approvals needed to enable it to sell Transponders as provided for in this Agreement. Notwithstanding the above, HCG and Buyer acknowledge that the transactions set forth in this Agreement may be challenged before the FCC or a court of competent jurisdiction by other persons or entities not parties hereto. In such event, HCG and Buyer agree that HCG shall use its best efforts, and Buyer shall use reasonable efforts, before the FCC, and the courts if an appeal from an FCC order is taken, to support HCG's right to sell and Buyer's right to purchase Buyer's Transponders and shall fully cooperate with each other in these endeavors. Buyer alone shall have the right to determine how much and to whom it will incur legal expenses in connection with any proceeding arising out of its obligations under this Section 5.03. If, however, by written order, the FCC or a court of competent jurisdiction shall determine that HCG may not sell and Buyer may not purchase Buyer's Transponders under the terms and conditions set forth herein, then HCG and Buyer shall seek immediate review of such order before the FCC or an appellate court or shall, if possible, reconstitute the transaction to comply with such order and to provide Buyer with use of "equivalent capacity" on another HCG-operated satellite and to provide HCG with the "price provided for herein." As used herein, "equivalent capacity" shall mean the same number of Transponders purchased by Buyer pursuant to this Agreement and there is no material adverse change in the provisions of this Agreement regarding purchase price taking into account payment terms using a present value analysis, tax benefits from the form of the transactions, use of Transponder Spares and Reserve Transponders, and Transponder Performance Specifications. As used herein, "price provided for herein" shall mean the total price payable to (HCG, taking into account payment terms, using a present value analysis with a ********, and tax benefits from the form of the transactions. If an appellate court issues a written order, which is no longer subject to further judicial rehearing or review, upholding the determination of the FCC or a court or competent jurisdiction that HCG may not sell and Buyer may not purchase Buyer's Transponders, then HCG and Buyer shall, if possible, reconstitute the transaction as set out herein.

                5.04 Litigation. To the best of its knowledge, there is no outstanding or threatened judgment, pending litigation or proceeding, involving or affecting the transactions provided for in this Agreement, except as has been previously or concurrently disclosed in writing by either party to the other.

                5.05 No Broker. It does not know of any broker, finder, or intermediary involved in connection with the negotiations and discussions incident to the execution of this Agreement, or of any broker, finder or intermediary who might be entitled to a fee or commission upon the consummation of the transactions contemplated by this Agreement.

6. Additional Representations, Warranties and Obligations of HCG

                6.01 Authorization Description. HCG has filed with the FCC an application to construct, launch and operate Galaxy X at 123(degree) West Longitude.

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                6.02  Transponder  Performance  Specifications.  Each of Buyer's
Transponders,   upon   Delivery,   shall   meet  the   Transponder   Performance
Specifications throughout the duration of the ********. ******** shall mean that period of time ********. ******** as to Buyer's G-X Transponders shall mean that, if any of Buyer's G-X Transponders become ******** Transponders during the ********, then Buyer shall be entitled to the repayment set forth in Section 12.03.

                6.03 Title. Upon Delivery and subject to Section 4,02, HCG shall deliver to Buyer good title to each of Buyer's Transponders free from all liens, charges, claims or encumbrances, except for any encumbrances resulting from any action taken by Buyer.

                6.04 Government Regulations. HCG has or shall use its best efforts throughout the ********, and until disposition of Galaxy X pursuant to
Section 17, to obtain and maintain, in all material respects, all applicable federal, state and municipal authorizations or permissions to construct, launch and operate Galaxy X, applicable to it; and to comply, in all material respects, with all such government regulations regarding the construction, launch an operation of the Satellite and Transponders applicable to it.

                6.05 Not a Common Carrier. Unless required to do so by the FCC, HCG shall not hold itself out, publicly or privately, as a provider of common carrier communications services on Galaxy X and is not purporting herein to provide to Buyer or to any other party any such services with respect to Galaxy X.

                6.06 TT&C. Tracking, telemetry and control ("TT&C") shall be provided by Hughes Communications Satellite Services, Inc. ("HCG"), an affiliate of HCG, for the life of the Satellite, pursuant to a separate "TT&C Service Agreement" which has been executed by HCG and Buyer concurrently herewith.
********.

7. Additional Representations. Warranties and Obligations of Buyer

                7.01 [Reserved]

                7.02 Non-Interference. Buyer's radio transmissions (and those of its uplinking agents) to the Satellite shall comply, in all material respects, with all FCC and all other governmental (whether international, federal, state, municipal, or otherwise) statutes, laws, rules, regulations, ordinances, codes, directives and orders, of any such governmental agency, body, or court (collectively, "Laws") applicable to it regarding the operation of the Satellite and Buyer's Transponders. Buyer shall not utilize (or permit or allow any of its uplinking agents to utilize) any of Buyer's Transponders in a manner which will or may interfere with the use of any other

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
Transponder or cause physical harm to any of Buyer's Transponders, any other Transponders, or to the Satellite. Further, Buyer will coordinate (and will require its uplinking agents to coordinate) with HCG, in accordance with procedures reasonably established by HCG and uniformly applied to all users of Transponders on the Satellite, its transmissions to the Satellite, so as to minimize adjacent channel and adjacent satellite interference. For purposes of this Section 7.02, interference shall also mean acts or omissions which cause a Transponder to fail to meet its Transponder Performance Specifications. Without limiting the generality of the foregoing, Buyer (and its uplinking agents) shall comply with all FCC rules and regulations regarding use of automatic transmitter identification systems (ATIS).

                7.03 Laws. Buyer shall comply (and shall require its uplinking agents to comply), in all material respects, with all Laws applicable to it regarding the operation or use of the Satellite and Buyer's Transponders.

                7.04 Additional Usage Representations and Obligations.

                    (a) Buyer has not been convicted for the criminal  violation of, and has not been found by the FCC or other federal, state or local governmental authority with appropriate jurisdiction (collectively, the "Governmental Authority") to have violated, any federal, state or local law or regulation as applicable concerning illegal or obscene program material or the transmission thereof (the "Obscenity Laws"), and Buyer is not aware of any pending investigation (including, without limitation, a grand jury investigation) involving Buyer's programming or any pending proceeding against Buyer for the violation of any Obscenity Laws.

                    (b)  Buyer  will   notify   HCG  as  soon  as  it   receives
                notification of, or becomes aware of, any pending investigation by any Governmental Authority, or any pending criminal proceeding against Buyer, which investigation or proceeding concerns transmissions by Buyer potentially in violation of any law, including without limitation, Obscenity Laws.

                    (c) Any use of Buyer's  Transponders  shall  comply,  in all material respects, with all applicable laws regarding the operation or use of the Satellite and Buyer's Transponders (including, but not limited to, any Obscenity Laws).

8.Preemptive Rights and Inspection of Facilities

                Buyer recognizes that it may be necessary in unusual or abnormal situations or conditions for HCG deliberately to preempt or interrupt Buyer's use of each of its Transponders, in order to protect the overall performance of the Satellite. Such decisions shall be made by HCG in its sole discretion; provided, however, that, to the extent it is technically feasible, HCG shall preempt or interrupt the use of Transponders in the inverse order in which the Owners (or such Owner's predecessors in interest) on such Satellite executed transponder purchase agreements

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for its Transponders on such Satellite.  To the extent technically feasible, HCG shall give Buyer at least forty-eight (48) hours' notice of such preemption or interruption and HCG shall use its reasonable best efforts to schedule and conduct its activities during periods of such preemption or interruption so as to minimize the disruption to the use of Transponders on such Satellite. To the extent that such preemption results in a loss to Buyer of the use of Buyer's Transponders sufficient to constitute a breach of HCG's warranty obligations as set forth in Section 12, then Buyer shall have all of the rights and remedies set forth in Sections 9 and 12.

9. Transponder Spares. Reserve Transponders and Retained Primary Transponders

    9.01 Use of Transponder Spares. HCG shall cause Galaxy X to contain certain redundant equipment units (individually, a "Transponder Spare"), which are designed as substitutes for equipment units the failure of which could cause a Transponder to fail to meet the Transponder Performance Specifications. HCG, as soon as possible and to the extent technically feasible, shall employ a Transponder Spare in such Satellite as a substitute for Buyer's Transponder equipment unit which has caused Buyer's Transponders to suffer a Confirmed ******** (as defined in Section 12.02) in order to enable Buyer's Transponders to meet the Transponder Performance Specifications. To the extent technically feasible, a Transponder Spare will be substituted for the faulty equipment unit on a first-needed, first-served basis to satisfy HCG's ******** obligations to Buyer and to other Owners of users of Transponders on the same Satellite which have suffered Confirmed ********; provided, however, that HCG's obligations to provide Transponder Spares shall continue until such time as all of the Transponder Spares are committed to use as substitutes for Transponders which have suffered Confirmed ********. If HCG furnishes a Transponder Spare to Buyer as a substitute for an equipment unit which has caused Buyer's Transponder to suffer a Confirmed ********, the HCG shall transfer title and ownership of the Transponder Spare to Buyer and Buyer concurrently, shall return title and ownership of its substituted Transponder equipment unit to HCG. Buyer's Transponder equipment unit which has been returned shall be made available by HCG, to the extent technically feasible, to satisfy its obligations to Owners or users on the same Satellite. HCG also shall have the right, until the Transponder Spares are needed, to utilize such Transponder Spares in any manner HCG determines.

                9.02 Use of Reserve Transponders. If no Transponder Spare is available at the time that Buyer's Transponder suffers a Confirmed ******** or if the use of such Transponder Spare would not correct the failure, then HCG shall employ, as soon as possible and to the extent technically feasible, and unless any delay is requested by Buyer, a Reserve Transponder on Galaxy X as a substitute for such Transponder which has suffered a Confirmed ********; provided, however, that HCG's obligation to provide Reserve Transponders to Buyer shall continue only until such time as all of the Reserve Transponders are committed to use as substitutes for Primary Transponders which have suffered a Confirmed ********. HCG shall include in the

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transponder  purchase  agreement  of any  Owner  who  has  purchased  a  Reserve
Transponder (or in any other agreement providing for the Transfer of a Reserve Transponder) a requirement that HCG may preempt such Reserve Transponder(s) after two (2) hours' notice from HCG. Reserve Transponders utilized as substitutes shall meet the Transponder Performance Specifications. Reserve Transponders, or any one of them, will be substituted and utilized on a first-needed, first-served basis to satisfy HCG's obligations to Buyer and to other Owners with respect to the performance of their Primary Transponders. HCG shall have the right, in its sole discretion, to utilize first a Transponder Spare prior to furnishing a Reserve Transponder to Buyer. If HCG furnishes a Reserve Transponder to Buyer, then HCG shall transfer title and ownership of such Reserve Transponder to Buyer and Buyer concurrently shall return title and ownership of its substituted Transponder to HCG. Buyer's Transponder which has been returned to HCG shall thereafter be made available by HCG, to the extent technically feasible, to satisfy its obligations to other Owners. HCG also shall have the right, until the Reserve Transponders are needed, to utilize them in any manner HCG determines.

                9.03 Simultaneous ******** -- Priority with
Respect to the Use of Transponder Spares. In the event that Primary Transponders of more than one Owner simultaneously suffer a Confirmed ********, then the Owner (or such Owner's predecessor in interest) who first executed a transponder purchase agreement with HCG shall have priority as to use of Transponder Spares with respect to said Owner's Primary Transponder or Transponders which have suffered a Confirmed ********, to the extent technical feasible. As used in this
Section 9, the term "simultaneously" shall be deemed to mean occurring within a 24-hour period.

                9.04 Simultaneous ******** - Priority with Respect to the Use of Reserve Transponders. In the event that Primary Transponders of more than one Owner simultaneously suffer a Confirmed ********, and no Transponder Spare is available or if the use of such Transponder Spare would not correct the ********, then the Owner (or such Owner's predecessor in interest) who first executed a transponder purchase agreement with HCG for the purchase of a Primary Transponder on such Satellite shall have priority as to use of a Reserve Transponder with respect to said Owner's Primary Transponder or Transponders which have suffered a Confirmed ********.

                9.05 HCG's Ownership of Primary Transponders. If HCG is unable to sell all of the Primary Transponders, then HCG may retain ownership of such unsold Primary Transponders ("HCG's Transponders"). (The same provision shall apply with respect to Reserve Transponders.) In such event, HCG shall have the same rights to use HCG's Transponders as any other Owner would have, including, without limitation, the right to utilize Transponder Spares and Reserve Transponders in the event HCG's Transponders do not meet the Transponder Performance Specifications. HCG also shall have the right, but not the obligation, to utilize HCG's Transponders to satisfy HCG's warranty obligations to Buyer and to other Owners. HCG shall be deemed to have been the last entity to execute a

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
Transponder Purchase Agreement for purposes of determining its priority under the provisions of this Section 9 and other Sections of this Agreement; provided, however, that if HCG long term leases any unsold Primary Transponder to a third party, such third party shall, for purposes of determining its priority under the provisions of this Section 9, or elsewhere in this Agreement, be deemed to have "purchased" such Transponder and to have executed a transponder purchase agreement on the date it executed such long term lease.

                9.06 Notice of Intent to Substitute a Reserve Transponder Prior to the substitution of a Reserve Transponder for Buyer in accordance with this
Section 9, HCG shall notify Buyer in. advance of its intention to so substitute the Reserve Transponder and the substitution shall be made at such time as the parties mutually agree.

10. Termination Rights

                10.01 Termination by Buyer.

                    (a) If HCG does not Deliver any of Buyer's  Transponders  on
                ********, Buyer shall have the right to cancel its obligations to purchase all of its undelivered Transponders, by giving written notice to HCG on or before ********.

                    (b) If Buyer terminates its obligations as to Buyer's Transponders due to the failure to make Delivery as set forth in this Section 10 (the "Terminated Transponders"), then Buyer shall be entitled to a full refund, without interest, of all payments made for each such Terminated Transponder, less any payments made by HCG to it on account of such Terminated Transponders pursuant to other provisions of this Agreement, and Buyer and HCG shall have no further obligations to each other as to each such Terminated Transponder.

                    (c) Buyer shall  notify HCG of its intent to  terminate  its
                obligations   pursuant  to  this  Section  10.01  on  or  before
                ********.

            10.02 Termination by HCG. Notwithstanding anything else set forth in this Agreement, HCG may terminate this Agreement if Buyer shall have failed to pay any amount due and payable pursuant to the provisions of Section 3, and Buyer has been given written notice by HCG of said failure and Buyer shall have failed to pay the amount due and payable within thirty (30) business days after HCG has given such notice to Buyer. Any late payments by Buyer to HCG shall be with interest calculated at the rate set forth in Section 20.01, payable with the amount due and calculated from the date payment was due until the date it is received by HCG.

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                10.03  HCG's  Right to Sell if  Non-Payment.  If, for any reason whatsoever, Buyer does not make the payments in the amounts and on the dates set forth in Section 3 and Buyer fails to cure such default as set forth in Section 10.02, then, in addition to all of its other remedies at law or in equity, HCG shall be entitled to Transfer (as defined in Section 13.01) Buyer's Transponders immediately to whomever HCG sees fit, Buyer shall not be entitled to any equitable relief as a result thereof, and Buyer's exclusive remedy shall be limited to recovery of any payments made to it by HCG, without interest, less any claim HCG has against Buyer by reason of such Buyer's default.

                10.04 Prompt Repayment. All refunds provided for in this Section 10 to be made by HCG shall be made within ******** of receipt by HCG of notice of termination by Buyer, and any late payment by HCG to Buyer shall be with interest calculated at the rate set forth in Section 20.01, payable with the amount due and calculated from the date payment was due until the date it is received by Buyer.

                10.05 Termination by Buyer or HCG. Notwithstanding anything else set forth in this Agreement, either Buyer or HCG may terminate its obligations under this Agreement as to Transponders on Galaxy X if, prior to Delivery, the FCC shall have ordered the placement of Galaxy X into an orbital position further east than ******** or further west than ********, and such order shall have become a Final Order, and the parties are unable to reconstitute this Agreement pursuant to Section 5.03. As used herein, an order of the FCC becomes a "Final Order" when the FCC's action is no longer subject to administrative or judicial reconsideration, rehearing, review, stay, appeal or other similar actions which could be filed with the FCC or with any court having jurisdiction to review said action.

            10.06 Right to Deny Access.

                (a) If, in connection with using Buyer's Transponders,

                         (i)"User" (as defined below) is indicted or is otherwise charged as a defendant in a criminal proceeding based upon, or is convicted under, any Obscenity Law or has been found by any Governmental Authority to have violated any such law;

                         (ii) based on any  User's use of Buyer's  Transponders,
                    HCG is indicted or otherwise charged as a criminal defendant, becomes the subject of a criminal proceeding or a governmental action seeking a fine, license revocation or other sanctions, or any Governmental Authority seeks a cease and desist or other similar order or filing;

                         (iii)  the  FCC  has  issued  an  order   initiating  a
                    proceeding to revoke HCG's authorization to operate the Satellite;

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                         (iv) HCG  obtains a court  order  pursuant  to  Section
                    10.06(c) below, or a court or Governmental Authority of competent jurisdiction orders HCG to deny access to User or orders User to cease transmission; or

                         (v) HCG receives notice (the "Illegal Programming Notice"), written or oral, from a Governmental Authority that such authority considers Buyer and/or any other User's programming to be in violation of Obscenity Laws (the "Illegal Programming"), and that if HCG does not cease transmitting such Illegal Programming, then HCG and/or its Affiliates and/or any of their executives will be indicted or otherwise charged as a criminal defendant, will become the subject of a criminal proceeding or a governmental action seeking a fine, license revocation or other sanctions, or that such Governmental Authority will seek a cease and desist or other similar order or filing (with HCG being obligated, to the extent permitted by law, to provide Buyer with a copy of such Illegal Programming Notice, if written, or with other verification, including the details thereof, if oral);

                then, upon notice from HCG to Buyer (the "Denial of Access Notice"), User shall cease using Buyer's Transponders immediately, in the case of a denial of access pursuant to subparagraphs (i), (ii), (iii) or (iv) above, or within 24 hours following receipt of such notice, in the case of a denial of access pursuant to subparagraph (v), above; and if User does not voluntarily cease using such capacity at the appropriate time, then HCG shall have the right to take such steps as HCG deems necessary to prevent User from accessing Buyer's Transponders. Provided, however, that if User has more than one programming service, then the denial of access by HCG shall apply only to the Transponder used to provide the Illegal Programming service; and provided further, however, that if, upon receipt of the Denial of Access Notice from HCG, User does not immediately cease transmission of such Illegal Programming service, then HCG shall have the right to take such steps as HCG deems necessary to prevent User from accessing the Transponder used to transmit such Illegal Programming service (and if, thereafter, Buyer transmits such Illegal Programming service using any of Buyer's Transponders, then HCG shall have the immediate right, without further notification, to take such steps as HCG deems necessary to prevent Buyer from accessing any of Buyer's Transponders). As used herein, "User" shall mean Buyer and any person to whom Buyer Transfers all or part of its right to use Buyer's Transponders, including without limitation, a Buyer, licensee or assignee. Buyer agrees to maintain a properly operating facsimile machine at all times to receive the Denial of Access Notice from HCG.

                    (b) If HCG denies,  or has given Buyer  notice of its intent to deny, access to Buyer's Transponders pursuant to the provisions of this Section 10.06, and if Buyer does not believe the conditions set forth in this Agreement

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
                to HCG's denial of access have been met, then Buyer shall have the immediate right to seek injunctive relief, including a temporary restraining order on notice of four (4) hours or more to HCG, to prevent the denial or continuing denial of such access by HCG.

                    (c) HCG shall  also  have the  right to seek (i)  injunctive relief, including a temporary restraining order on notice of four (4) hours or more to Buyer, to prevent, suspend or otherwise limit User's continued access to Buyer's Transponders where HCG believes such use has resulted or will result in a violation of any Obscenity Law; or (ii) declaratory relief to establish its right to deny User's access to Buyer's Transponders under this Agreement.

                    (d) Either  party  shall be  entitled  to oppose the other's attempt to obtain equitable relief. However, in order to enable either party to obtain a resolution of any such dispute as expeditiously as possible, both parties hereby agree that: (i) neither party will contest the jurisdiction of, or the venue of, any action for equitable relief brought by the other party in the following courts: U.S. District Court for the District of Columbia and the U.S. District Court for the Central District of California; (ii) the party opposing equitable relief (the "Opposing Party") will make itself available to accept service by telecopy or personal delivery on a 24 hour-a-day basis for five (5) consecutive days following receipt by the Opposing Party of the other party's notice of its intent to seek such equitable relief; and (iii) if either party seeks a temporary restraining order and provides notice to the Opposing Party at least four (4) hours before the scheduled court hearing, then the Opposing Party will not challenge the timeliness of such notice.

                    (e) If it is  determined  by final  judicial  order  the HCG prevented Buyer from accessing any or all of Buyer's Transponders at a time when it did not have the right to do so, pursuant to this Section 10.06, then Buyer's sole and exclusive remedy shall be HCG's payment to Buyer of liquidated damages equal to ********, per Transponder, for the terminated capacity, such ******** based on the period of time of loss of use of such capacity.

                    (f) All  remedies  of HCG set  forth in this  Section  10.06 shall be cumulative and in addition to, and not in lieu of any other remedies available to HCG at law, in equity or otherwise, and may be enforced by HCG concurrently or from time to time.

                    (g) In  addition  to any  other  identification  obligations found elsewhere in this Agreement, Buyer shall indemnify and save HCG, its directors, officers, employees, and its Affiliates from any liability or expense arising out of or related to User's use of Buyer's Transponders under this Section 10.06. Buyer shall pay all expenses (including reasonable attorneys' fees) incurred by HCG in connection with all legal or other formal or informal proceedings, instituted by any private third party or any Governmental

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
                Authority, and arising out of or related to User's use of Buyer's Transponders under this Section 10.06, and Buyer shall satisfy all judgments, fines, penalties, costs, or other awards which may be incurred by or rendered against HCG as a result thereof, as and to the extent permitted by law.

                10.07 Return of Transponders. Upon the expiration, termination, or cancellation of this Agreement as to any Transponder for any reason whatsoever (including, without limitation, expiration of this Agreement in accordance with its terms), such Transponder shall be deemed, without any further action by any party, to be redelivered to HCG and HCG shall be entitled to immediate possession thereof. HCG shall thereafter have the right to utilize such redelivered Transponder in any manner it determines.

                10.08 Cancellation of Buyer's Ku-Band Transponder. HCG shall provide Buyer with a written notice of its final decision on the ******** and the ********. Within ******** after receipt of HCG's written notice, Buyer shall have the right to cancel the lease (or, if Buyer has exercised the Purchase Option as set forth in Section 2.02, the purchase) of Buyer's Ku-Band Transponder by delivery of a written notice to do so to HCG. Such exercise shall be irrevocable. The effective date of the cancellation shall be the date on which HCG receives the notice of such cancellation. As of the effective date of such cancellation, HCG shall have no obligation to Buyer arising out of the lease or purchase of the Buyer's Ku-Band Transponder, except for the refund of any pre-paid charges with respect to such Buyer's Ku-Band Transponders.

                10.09 Buyer's Special Option to Terminate. Notwithstanding anything to the contrary stated elsewhere in this Agreement, Buyer shall have the right, at its sole option, to terminate this Agreement in its entirety by delivering a written notice to do so ********. The condition precedent to such termination shall be the payment by Buyer of ******** payable to HCG concurrently with the written notice of termination. Upon such termination, neither HCG nor Buyer shall have any rights or obligations to the other under this Agreement.

11. Force Majeure

                11.01 Failure to Deliver. Any failure or delay in the performance by HCG of its obligations to Deliver any Transponders shall not be a breach of this Agreement if such failure or delay results from any acts of God, governmental action (whether in its sovereign or contractual capacity) or any other circumstances reasonably beyond the control of HCG, including, but not limited to, weather or acts or omissions of Buyer or any third parties (excluding the Hughes Aircraft Company and all of its direct and indirect subsidiaries and any other affiliates of HCG or the Hughes Aircraft Company with whom HCG or the Hughes Aircraft Company contracts for any components of the Satellite or any services with respect thereto). Nothing in this

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
Section, however, shall be deemed to alter Buyer's absolute rights to terminate this Agreement as set forth in Section 10.01.

                11.02 Failure of Performance. Any failure in the performance of the Transponders, once Delivered, shall not be a breach of this Agreement if such failure results from acts of God, governmental action (whether in its sovereign or contractual capacity) or any other circumstances reasonably beyond the control of HCG, including, but not limited to, receive earth station sun outage, weather, or acts or omissions of Buyer or any third parties (excluding the Hughes Aircraft Company and all of its direct and indirect subsidiaries, and all parties with whom HCG or Hughes Aircraft Company and all of its direct and indirect subsidiaries contract for the manufacture, construction, launch and operation of the Satellite or any components thereof), provided, however, that this provision shall not excuse HCG's obligations to provide Transponder Spares or Reserve Transponders, to the extent available and technically feasible, to satisfy its obligations as set forth in Section 9.

12. Limitation of Liability/********

                12.01 Liability of HCG. If (i) any one or more of Buyer's Transponders fails to meet the Transponder Performance Specifications during ******** (ii) such ******** is deemed to be a Confirmed ******** (as defined in
Section 12.02), and (iii) HCG is unable to furnish the necessary Transponder Spare or Reserve Transponder as a substitute for Buyer's Transponder, pursuant to Section 9, then such Transponder shall be deemed to be a "********
Transponder". Buyer, unless excused by an event set forth in Section 11.02, shall be entitled to repayment as set forth in Section 12.03 for a ******** Transponder ******** Transponder (as defined in Section 21). The condition precedent to HCG's obligation to repayment as set forth in this Section 12.03 shall be the full payment by Buyer of the ******** as set forth in Section 3.

                12.02 Confirmed ********. A Buyer's Transponder shall be deemed to have suffered a "Confirmed ********" if (a) it ******** to meet the Transponder Performance Specifications for a cumulative period of more than ********, (b) ******** (as defined below) ******** or (c) it ******** to meet the Transponder Performance Specifications for any period of time under circumstances that make it clearly ascertainable or predictable technically that the ******** set forth in either (a) or (b) of this Section will occur. An "outage unit" shall mean the ******** of Buyer's Transponder(s) to meet the Transponder Performance Specifications for ********. Buyer shall give HCG immediate not)notification of any such ********, as soon after commencement of any such ******** as is reasonably possible, and of the relevant facts concerning such ********. Upon HCG's verification that a Transponder(s) has suffered a Confirmed ********, such ******** shall be deemed to have commenced upon receipt by HCG of notification from Buyer, or HCG's actual knowledge, whichever first occurs, of the Confirmed ********. As used herein,

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
the term "day" shall mean a 24-hour period of time commencing on 12:00 midnight Eastern Time.

                12.03 Repayment for ******** Transponder or ******** Transponder. Subject to the last sentence of Section 12.01, for each of Buyer's Transponders for which repayment is owing hereunder, HCG shall pay to Buyer, without interest, an amount equal to the product of a fraction, the numerator of which is the number of days from the date of such ******** until the end of the ******** and the denominator of which is the total number of days in the ********, multiplied by the ******** Price for such Transponder as set forth in
Section 3. Concurrently with payment to Buyer of such repayment, Buyer shall return title and ownership of said Transponder to HCG. In addition, if the performance of Buyer's Transponder is such that, while it ******** to meet the Transponder Performance Specifications, its performance is nonetheless of some value to Buyer, then prior to accepting repayment calculated as aforesaid, Buyer shall have the right to negotiate with HCG to determine if there is a mutually agreeable reduced price upon which Buyer is willing to keep its Transponder. Any such agreement reached by Buyer and HCG shall constitute a new agreement, independent of this Agreement.

                12.04 Limitation of Liability.

                    (a) ANY AND ALL EXPRESS AND IMPLIED  WARRANTIES,  INCLUDING,
                BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PURPOSE OR USE, ARE EXPRESSLY EXCLUDED AND DISCLAIMED EXCEPT TO THE EXTENT SPECIFICALLY PROVIDED FOR IN SECTION 6.02, ABOVE. IT EXPRESSLY IS AGREED THAT HCG'S SOLE OBLIGATIONS AND BUYER'S EXCLUSIVE REMEDIES FOR ANY CAUSE WHATSOEVER ARISING OUT OF OR RELATING TO THIS AGREEMENT AND/OR THE TRANSACTIONS CONTEMPLATED HEREBY ARE LIMITED TO THOSE SET FORTH IN SECTIONS 9, 10 AND 12, HEREOF, AND ALL OTHER REMEDIES OF ANY KIND ARE EXPRESSLY EXCLUDED.

                    (b) IN NO EVENT  SHALL HCG BE LIABLE FOR ANY  INCIDENTAL  OR
                CONSEQUENTIAL DAMAGES, WHETHER FORESEEABLE OR NOT, OCCASIONED BY ANY DEFECT IN THE TRANSPONDERS, DELAY IN DELIVERY OF THE TRANSPONDERS, FAILURE OF THE TRANSPONDERS TO PERFORM OR ANY OTHER CAUSE WHATSOEVER. HCG MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO ANY OTHER PERSON OR ENTITY CONCERNING THE TRANSPONDERS AND BUYER SHALL DEFEND AND INDEMNIFY HCG FROM ANY CLAIMS MADE UNDER ANY WARRANTY OR REPRESENTATION BY BUYER TO ANY THIRD PARTY. THE LIMITATIONS OF LIABILITY SET FORTH HEREIN SHALL ALSO APPLY TO THE HUGHES AIRCRAFT COMPANY (THE MANUFACTURER OF THE SATELLITE AND THE TRANSPONDERS) AND ALL AFFILIATES THEREOF.

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
                    (c) Buyer and HCG each shall have the right to obtain injunctive relief, if necessary, in order to prevent the other party from willfully breaching its obligations under this Agreement or to compel the other party to perform its obligations under this Agreement.

                12.05 Obligations of Buyer to Cooperate. If any of Buyer's Transponders fails to meet the Transponder Performance Specifications, then Buyer shall use reasonable efforts to cooperate and aid HCG in curing such failure, provided that such efforts can be done at minimal or no cost to Buyer.

              (a) These obligations of Buyer shall include, but not be limited to the following:

                    (i) If there is a problem  which can be  compensated  for by increasing the power of its transmission to the Buyer's Transponder, then Buyer shall do so, at HCG's cost and expense, to the extent it can with existing equipment, provided, however, that HCG shall not be able to require Buyer to increase the power of its transmission if, by doing so, it would cause interference with other Transponders on such Satellite which is prohibited by Section 7.02 of this Agreement, or interference with any other satellite; and

                    (ii) Permitting  HCG, at HCG's cost and expense,  to upgrade
                Buyer's  equipment,  provided  that Buyer  shall be  entitled to select and install such equipment and determine its configuration in accordance with its own existing operating procedures and technical requirements, and in accordance with applicable laws and regulations.

              (b) HCG shall give notice to Buyer if and when it requires the increase of power of the transmission of any other Owner pursuant to such Owner's obligation equivalent to this Section 12.05. HCG shall also give notice to Buyer when it acquires knowledge of any other Transponder user uplinking at power levels which might cause interference with Buyer's Transponders. If, after such increase in power, a Buyer's Transponder(s) no longer meets its Transponder Performance Specifications, HCG shall promptly take steps to reduce interference, if any, prohibited by Section 7.02.

              (c) Buyer's priority for the use of transponder Spares or Reserve Transponders under Section 9 shall be determined at the time that its Transponder would otherwise have become a ******** Transponder without Buyer's cooperation under this Section 12.05.

13. Limitations on Transfer by Buyer

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
                13.01 Transfers by Buyer. Buyer shall not Transfer (as defined below) its rights under this Agreement to any entity other than its affiliates, except with the written consent of HCG, which may be given or withheld in HCG's sole discretion. "Transfer" shall mean to grant, sell, assign, encumber, permit the utilization of, license, lease, sublease or otherwise convey, directly or indirectly, in whole or in part.

                13.02 Transfers by HCG. HCG may Transfer its rights and/or obligations hereunder, in whole or in part, to any corporation or other entity wholly-owned, directly or indirectly, by HCG or to the Hughes Aircraft Company or any corporation or other entity wholly-owned, directly or indirectly by Hughes Aircraft Company, including, without limitation, Hughes Communications, Inc., HCG's immediate parent corporation, or any corporation or other entity wholly-owned, directly or indirectly, by Hughes Communications, Inc. Any Transfer by HCG set forth herein shall not interfere with or impact the use of Buyer's Transponders hereunder.

                13.03 Affiliate. As used in this Agreement, "affiliate" shall mean any corporation or other entity controlling or controlled by or under common control with Buyer or HCG, as the case may be.

                13.04  Assignment.  Notwithstanding  anything to the contrary in
Section 13.01 above, Customer may assign its rights or obligations, in whole or in part, under this Agreement to a third party (the "Third-Party Assignee"), subject to HCG's prior written consent, which may not be unreasonably withheld; provided, however, that HCG may withhold its consent if HCG determines that the ThirdParty Assignee is not Financially Qualified, or will not be able to meet HCG's legal, technical and operational requirements as set forth in this Agreement. A condition precedent to the effectiveness of any such third-party assignment shall be the prior execution by the Third-Party Assignee of assignment and assumption agreements with respect to this Agreement, in form and substance as required by HCG. As used herein, "Financially Qualified" shall mean the Third-Party Assignee's ability to financially support it's obligations and responsibilities under the Agreement covering Customer's Transponder Capacity, as determined by HCG in its sole discretion. The foregoing notwithstanding, no assignment of this Agreement shall relieve Customer of its obligations to HCG hereunder.

14. [Reserved]

15. Progress Reports, Inspections and Access to Work in Progress

                15.01 Progress Reports. Commencing ninety (90) days after the Execution Date and continuing until Delivery, HCG shall furnish to the Buyer on a monthly basis a written progress report on the status of the construction of the Satellite and a statement containing an explanation of material details, including HCG's projected Scheduled Launch Dates and projected dates of Delivery, variances from performance specifications and any remedial actions taken. HCG shall take reasonable steps to keep Buyer informed periodically of communications to HCG

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
from the FCC or any other governmental authority which materially affect Buyer and concern HCG, the Satellite and the Transponders or their use, and shall promptly deliver copies to Buyer of any such written communications.

                15.02 Inspection Rights of Buyer. Buyer shall have the right to inspect Galaxy X and its Transponders during construction and prior to launch, upon reasonable notice to HCG and during normal business hours, and shall have the right to be present during ground and in-orbit testing. HCG shall give Buyer reasonable notice of the commencement of acceptance testing as set forth in
Section 4.03, above. Buyer shall be supplied with the test data from such acceptance tests.

                15.03 Access to Work in Progress and Selection of Transponders. Prior to Delivery, except for documentation and information regarded by HCG as proprietary or trade secrets, relevant and material work in progress, including test data and documentation generated through HCG's effort pursuant to this Agreement, shall be subject to examination and inspection by Buyer. To the extent that the data and documentation to be provided by Buyer hereunder are of a type normally retained by HCG, and are not to be delivered to Buyer under this Agreement, HCG shall make them available to Buyer at its request for examination at a location designated by HCG. Subject to the provision set forth above, HCG shall also deliver copies of test data and other data generated from the testing and performance of the Satellite and the Buyer's Transponders to Buyer at any time on Buyer's request and at Buyer's expense. HCG will also conduct ground tests of the G-X Transponders. From the Transponder ground test results furnished to Buyer and other Owners, Buyer and HCG jointly shall promptly select its particular Transponder(s) for Delivery; provided, however, that HCG shall, prior to Buyer's selection of its Transponder(s), designate which Transponders shall be Reserve Transponders. Such selection shall be made within three (3) days of HCG's not)notification to Buyer of such test results and the identification of those Transponders which have not yet been selected. HCG shall furnish data necessary to determine whether the Transponders satisfy or exceed the applicable Transponder Performance Specifications in order to facilitate Buyer's selection of its Transponder(s). If the in-orbit test results vary from the ground test results, then Buyer shall have the right to substitute Transponders at Buyer's discretion, but only for uncommitted Transponders on the same Satellite (i.e., Transponders that have not been sold, leased or otherwise committed by HCG to a third party).

                15.04 After Delivery Reports. After delivery, Buyer shall receive monthly reports on the overall performance of Galaxy X in the form of the Galaxy satellite status reports similar to the Galaxy VII satellite services monthly report, plus information furnished to insurers. Anomalous operations shall be reported to Buyer as soon as possible.

16. Confidentiality and Press Releases


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
                16.01 Confidential Information. HCG and Buyer shall hold in confidence the Agreement and all Exhibits, including the financial terms and provisions hereof and all information received pursuant to Section 15, and HCG and Buyer hereby acknowledge and agree that all information related to this Agreement, not otherwise known to the public, is confidential and proprietary and is not to be disclosed to third persons without the prior written consent of both HCG and Buyer. Neither HCG, nor Buyer, shall disclose such information to any third party (other than to officers, directors, employees and agents of HCG and Buyer, each of whom is bound by this Section 16.01) except:

              (a) to the extent necessary to comply with law or the valid order of a governmental agency or court of competent jurisdiction, or to satisfy its obligations to other Owners of Transponders; provided, however, that the party making such disclosure shall seek confidential treatment of said information;

              (b) as  part  of its  normal  reporting  or  review  procedure  to
         regulatory   agencies,   its  parent  company,  its  auditors  and  its
         attorneys;

              (c) in order to enforce its rights and perform its obligations pursuant to this Agreement;

              (d) to the extent necessary to obtain  appropriate  insurance,  to
         its   insurance   agent,   provided  that  such  agent  agrees  to  the
         confidential treatment of such information; and

              (e) to the extent necessary to negotiate clauses that will be common to all Transponder Purchase Agreements.

                16.02 Press Releases. The parties agree that no press release relating to this Agreement shall be issued without the approval of both parties.

17. Disposition of Satellite

                17.01 ******** After the ******** and until the earliest of such time as (i) the ******** Galaxy X is ********, (ii) Galaxy X has ******** capable of meeting its Transponder Performance Specifications, or (iii) the ******** as the case may be) anniversary of Delivery of Galaxy X, HCG shall continue to make available to Buyer, on the terms and conditions contained herein, Transponder Spares and Reserve Transponders.

                17.02  Disposition of Satellite.  At the earliest of the time as
(i) the ******** Galaxy X is ********, (ii) there are ******** Transponders capable of meeting its Transponder Performance Specifications, or (iii) the ******** as the case may be)

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
anniversary of Delivery of Galaxy X, this Agreement shall terminate, HCG shall have no further obligation to Buyer under this Agreement, and Buyer's Transponders shall be deemed, without any further action by any party, to be redelivered to HCG and HCG shall be entitled to immediate possession thereof. HCG shall thereafter have the right to utilize such redelivered Transponders in any manner it determines. HCG will, to the extent possible, provide Buyer with ninety (90) days notice prior to the disposition of Galaxy X pursuant to this
Section 17.02. Upon the disposition of Galaxy X as set forth herein, Buyer's right, title and interest in all of Buyer's Transponders shall revert to HCG.

18. Documents

Each party hereto agrees to execute, and if necessary, to file with the appropriate governmental entities, such documents as the other party hereto shall reasonably request in order to carry out the purpose of this Agreement.

19. Conflicts

In the case of a conflict between the provisions of this Agreement and any Exhibit, the provisions of this Agreement will prevail.

20. Miscellaneous

                20.01 Interest. The rate of interest referred herein shall be ********, or the highest legally permissible rate of interest, whichever is lower, and all interest or discounting shall be compounded on a yearly basis. "Pro-rata" shall mean an allocation on a straight line basis based on number of days. All present value analyses shall use a ********.

                20.02 Applicable Law and Entire Agreement. The existence, validity, construction, operation and effect of this Agreement and the Exhibits and Schedules hereto, shall be determined in accordance with and be governed by the laws of the State of California. This Agreement and the Exhibits hereto, along with the TT&C Service Agreement, dated as of even date herewith, constitutes the entire agreement between the parties, and supersedes all previous understandings, commitments or representations concerning the subject matter. The parties each acknowledge that the other party has not made any representations other than those which are contained herein. This Agreement may not be amended or modified in any way, and none of its provisions may be waived, except by a writing signed by an authorized officer or the party against whom the amendment, modification or waiver is sought to been enforced.

                20.03 Notices All notices and other communications from either party to the other hereunder shall be in writing and shall be deemed received upon actual receipt when personally delivered, upon actual receipt if sent by facsimile or upon the

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
expiration of the third business day after being deposited in the United States mails, postage prepaid, certified or registered mail, addressed to the other party as follows:


TO HCG:

If by mail:                         Hughes Communications Galaxy, Inc.
                                    Post Office Box 92424
                                    Los Angeles, California  90009
                                    Attention: Senior Vice President-
                                               Galaxy Satellite Services

                                    cc:        Associate General Counsel


If by FAX:                          Hughes Communications Galaxy, Inc.
                                    Attention: Senior Vice President-
                                               Galaxy Satellite Services
                                               (310) 607-4255

                                    cc:        Associate General Counsel
                                               (310) 607-4258

If by personal
delivery to its
principal place
of business at:
                                    Hughes Communications Galaxy, Inc.
                                    1990 East Grand Avenue
                                    El Segundo, California 90245
                                    Attention: Senior Vice President-
                                               Galaxy Satellite Services

                                    cc:        Associate General Counsel


TO BUYER:

If by mail:                         GCI Communication Corp.
                                    2550 Denali Street, Suite 1000
                                    Anchorage, AK  99503
                                    Attention: Richard P. Dowling
                                               Senior Vice President

If by FAX:                          GCI Communication Corp.
                                    Attention: Richard P. Dowling
                                               Senior Vice President
                                               (907) 265-5676

If by personal
delivery to its

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
principal place
of business at:                     General Communication Corp.
                                    2550 Denali Street, Suite 1000
                                    Anchorage, AK  99503
                                    Attention: Richard P. Dowling
                                               Senior Vice President

All payments to be made under this Agreement, if made by mail, shall be deemed to have been made on the date of receipt thereof. The parties hereto may change their addresses by giving notice thereof in conformity with this Section 20.03.

                20.04 Severability. Nothing contained in this Agreement shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision of this Agreement and any statute, law, ordinance, order or regulation, such statute, law, ordinance, order or regulation shall prevail; provided, however, that in such event the provisions of this Agreement so affected shall be curtailed and limited only to the extent necessary to permit compliance with the minimum legal requirement, and no other provisions of this Agreement shall be affected thereby and all such other provisions shall continue in full force and effect.

                20.05 Taxes. If any property or sales taxes are asserted against HCG after, or as a result of, Delivery, by any local, state, national or international, public or quasi public governmental entity, in respect of Buyer's Transponders or the sale thereof to Buyer, Buyer shall be solely responsible for such taxes. If any taxes, charges or other levies are asserted by reason of the use of the point in space or the frequency spectrum at that point in space in which the Satellite containing Buyer's Transponders is located, or the use or ownership of such Satellite (excluding any FCC license fee imposed on the Satellite itself, as compared to the Transponders, which license fee shall be paid by HCG), and such taxes are not specifically allocated among the various components of such Satellite, then HCG, Buyer and the other Owners of such Transponders shall each pay a proportionate amount of such taxes based on the number of Transponders each of them owns.

                20.06 Successors. Subject to Section 13, this Agreement shall be binding on and shall inure to the benefit of any successors and assigns of the parties, provided that no assignment of this Agreement shall relieve either party hereto of its obligations to the other party. Any purported assignment by either party not in compliance with the provisions of this Agreement shall be null and void and of no force and effect.

                20.07 Rules of Construction.
Any ambiguities shall be resolved without reference to which party may have drafted this Agreement. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.


ACK/shs: GCI.GX TPA.Final          27         Monday, August 21, 1995 - 8:00 am

                20.08 Survival of Representations and Warranties. All representations and warranties contained herein or made by HCG or Buyer in connection herewith shall survive any independent investigation made by HCG or Buyer.

                20.09 No Third-Party Beneficiary. The provisions of this Agreement are for the benefit only of the parties hereto, and no third party may seek to enforce, or benefit from, these provisions, except that both parties acknowledge and agree that the provisions of Sections 7.02, 8, 9.01, 9.02, 9.03 and 9.04, are intended for the benefit of both HCG and all other Owners. Both parties agree that any other such Owner shall have the right to enforce, as a third-party beneficiary, the provisions of Sections 7.02, 8, 9.01, 9.02, 9.03 and 9.04, against Buyer directly, in an action brought solely by such other Owner, or may join with HCG or any other Owner, in bringing an action against Buyer for violation of such Sections.

                20.10 Non-Waiver of Breach. Either party hereto may specifically wave any breach of this Agreement by the other party, provided that no such waiver shall be binding or effective unless in writing and no such waiver shall constitute a continuing waiver of similar or other breaches. A waiving party, at any time, and upon notice given in writing to the breaching party, may direct future compliance with the waived term or terms of this Agreement, in which event the breaching party shall comply as directed from such time forward.

                20.11 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument.

21. Option for ********

     Buyer shall have the option to purchase the ******** on a satellite designated as Galaxy IX by delivery of a written notice of Buyer's election to purchase such ******** (the ********) as of the Execution Date. Provided that Buyer has elected to purchase the ******** as set forth herein and has paid the ******** (as defined below) on a monthly basis, HCG shall provide, on a ******** with other HCG customers also purchasing such ********, alternate capacity on Galaxy IX equivalent to the number of the ******** Transponders at Galaxy IX's then-existing orbital location, in the event of an ******** of Galaxy X or in the event that any of Buyer's C-Band Transponders have become ******** Transponders. ******** for ******** shall be provided by ********. If no other customers have preempted Buyer's ********, and upon ********, HCG shall provide Buyer with ********. Upon providing to Buyer ******** as discussed in the foregoing sentence, HCG will switch ********. In the event that HCG provides Buyer with

ACK/shs: GCI.GX TPA.Final          28         Monday, August 21, 1995 - 8:00 am

******** shall be returned to HCG ("******** Transponders") for ********.

     ********. If HCG provides Buyer with the number of the transponders on Galaxy IX equivalent to the number of ******** Transponders or ******** Transponders, then Buyers obligation to pay the ******** shall ********. Buyer agrees to use such capacity in accordance with HCG's then-effective terms applicable to the lease of Galaxy IX transponders and Buyer agrees to pay to HCG a ******** lease payment of ******** per each Galaxy IX transponder. The conditions precedent to Buyer's right to ******** as set forth herein shall be the ******** payment by Buyer of ******** per each of Buyer's Transponders payable concurrently with Delivery of each of Buyer's Transponders and on ******** (the ********), the availability/non-preemption of ********
Transponders and Buyer's full compliance, in all material respects, with the terms of this Agreement. The ******** shall be ********.


HUGHES COMMUNICATIONS                            GCI COMMUNICATION
GALAXY, INC.                                     CORP.

By: /s/ Carl A. Brown                            By: /s/ Richard P. Dowling
Its:Senior Vice President                        Its:Senior Vice President

ACK/shs: GCI.GX TPA.Final          29         Monday, August 21, 1995 - 8:00 am

Exhibit A                                               Galaxy Fleet Satellites

                                    EXHIBIT A
                          GALAXY SATELLITE DESCRIPTION


********






                                      --1--

Exhibit A                                               Galaxy Fleet Satellites

                                    EXHIBIT A
                          GALAXY SATELLITE DESCRIPTION


********






                                      --1--

                                    EXHIBIT B

                     TRANSPONDER PERFORMANCE SPECIFICATIONS:
                               GALAXY IX/Galaxy X


********






                                      --1--

Exhibit B                               Transponder Performance Specifications:
                                                            Galaxy IX,Galaxy X

                     TABLE I - SPECIFIED PERFORMANCE VALUES
                               GALAXY IX/GALAXY X


********






                                      --2--

Exhibit B                               Transponder Performance Specifications:
                                                            Galaxy IX/Galaxy X

                      TABLE I, GALAXY IX/GALAXY X (Cont'd)


********






                                      --3--

Exhibit B                               Transponder Performance Specifications:
                                                            Galaxy IX,Galaxy X

                      TABLE I, GALAXY IX/GALAXY X (Cont'd)


********






                                      --4--

Exhibit B                               Transponder Performance Specifications:
                                                            Galaxy IX,Galaxy X

                      TABLE I, GALAXY IX/GALAXY X (Cont'd)


********






                                      --5--

Exhibit B                               Transponder Performance Specifications:
                                                            Galaxy IX Galaxy X


                                    Table B-1
                               Galaxy IX ********


********

Exhibit B                               Transponder Performance Specifications:
                                                            Galaxy IX/Galaxy X


                                   Table B-2a
                                Galaxy X ********


********

Exhibit B                               Transponder Performance Specifications:
                                                            Galaxy IX/Galaxy X


                                   Table B-2b
                                Galaxy X ********


********

                              ADDENDUM TO GALAXY X
                         TRANSPONDER PURCHASE AGREEMENT
                                     BETWEEN
                             GCI COMMUNICATION CORP.
                                       AND
                       HUGHES COMMUNICATIONS GALAXY, INC.

     This document shall constitute an Addendum to that certain Galaxy X Transponder Purchase Agreement between GCI COMMUNICATION CORP. ("Buyer") and HUGHES COMMUNICATIONS GALAXY, INC. ("HCG"), dated as of August 24, 1995 ("the Agreement"). This Addendum amends the Agreement as indicated herein. If there is any inconsistency between this Addendum and the Agreement, then this Addendum shall prevail. This Addendum is being executed concurrently and is dated as of even date with, and is an integral part of, the Agreement. Any reference to the "Agreement" shall refer collectively to the Agreement and this Addendum. Terms not otherwise defined herein shall have the meanings set forth in the Agreement.

1. A NEW SECTION 22 IS ADDED HEREBY:

                22. Interim Capacity. Buyer shall lease from HCG, and HCG shall lease to Buyer, ******** transponders on a satellite commonly known as "Galaxy IX", which shall be located at 123(degree) West Longitude orbital location, from the date on which transponder service on Galaxy IX shall commence (as determined by HCG in its sole discretion) through the Delivery of Galaxy X, at a ******** Lease Rate of ********. Provided that the Galaxy X Delivery has not occurred on or before September 1, 1998, then HCG shall lease to Buyer, and Buyer shall lease from HCG, another ******** transponder on Galaxy IX (thereby a total number of ********) from ********. Provided that the Galaxy X Delivery has not occurred ********, HCG shall lease to Buyer, and Buyer shall lease from HCG, another ******** transponder on Galaxy IX (thereby a total number of ********) from ********, at Buyer's sole option, through the Galaxy X Delivery. Buyer may elect to take Transponder ******** to HCG. The ******** Lease Rate for the ******** Galaxy IX transponders shall be ********. Buyer shall notify HCG in writing of its decision to elect ******** as the start date for the lease of the ******** transponder ********. If Buyer does not provide HCG with such written notice, then Buyer shall be deemed to have elected the ********. If Buyer elects or is deemed to have elected the ******** date, then Buyer shall pay to HCG ********. However, the parties agree that the ******** Lease Rate per each transponder shall ******** as

ACK/shs: GX GCI Addendum.Final        1      Monday, August 21, 1995 - 11:45 am
of the date on which Galaxy X ********, whichever occurs first. The lease of the Galaxy IX transponders shall be governed by the terms and conditions of the Agreement regarding use of the Transponders, including Sections 7, 8, 9, and 10 and any other then-effective HCG's standard provisions applicable to the lease or use of capacity on Galaxy IX. The condition precedent to the interim capacity on Galaxy IX as set forth in this section 22 shall be the successful launch and operation of Galaxy IX.

     In the event that Galaxy X is not Delivered into orbit ********, Buyer shall ********, at the ******** Lease Rate of ********. In that event, Buyer agrees to execute any and all necessary documents to convert the Purchase of Transponders on galaxy X to a Lease of the same amount and Capacity of Galaxy
IX. Alternatively, Buyer shall have the right to convert the lease of such Galaxy IX transponders to a purchase. The purchase price shall be an amount representing ********. The purchase of the Galaxy IX transponders shall be governed by HCG's then-effective standard Galaxy IX purchase agreement.

     IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Addendum.

GCI COMMUNICATION                           HUGHES COMMUNICATIONS
CORP.                                       GALAXY, INC.

By: /s/ Richard P. Dowling                  By: /s/ Carl A. Brown
Its:Senior Vice President                   Its:Senior Vice President
Date: August 24, 1995                       Date: August 24, 1995

ACK/shs: GX GCI Addendum.Final        2      Monday, August 21, 1995 - 11:45 am

                                                     November 3, 1995


Mr. John Lowber
GCI Communication Corp.



        Re:       Section 13.04 of the Galaxy X Transponder Purchase
                  Agreement

Dear Mr. Lowber:

        Reference is made to Section 13.04 of that certain Galaxy X Transponder Purchase Agreement along with all Addendum, Appendices and Exhibits (the "Agreement") dated August 24, 1995 by and between Hughes Communications Galaxy, Inc. ("HCG") and GCI Communication Corp. ("GCI"). With respect to Section 13.04 of the Agreement, the parties hereby agree to replace the word "Customer" with the word "Buyer" throughout Section 13.04. Except as specifically provided above in the preceding sentence, all terms and provisions of the Agreement shall remain the same.


Accepted and agreed to:

GCI COMMUNICATION CORP.                     HUGHES COMMUNICATIONS
                                            GALAXY, INC.

By: /s/ John M. Lowber                      By: /s/ A.C. Kahng
Name: John M. Lowber                        Name: A. C. Kahng
Title: SVP & CFO                            Title: Asst. Secretary





ACK/shs